SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Municipal Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® MICHIGAN MUNICIPAL INCOME FUND
(formerly Spartan® Michigan Municipal Income Fund)
FIDELITY MINNESOTA MUNICIPAL INCOME FUND
(formerly Spartan Minnesota Municipal Income Fund)
FIDELITY MUNICIPAL INCOME FUND (formerly Spartan Municipal Income Fund)
FIDELITY OHIO MUNICIPAL INCOME FUND
(formerly Spartan Ohio Municipal Income Fund)
FIDELITY PENNSYLVANIA MUNICIPAL INCOME FUND
(formerly Spartan Pennsylvania Municipal Income Fund)
FIDELITY SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
(formerly Spartan Short-Intermediate Municipal Income Fund)
FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND*

FUNDS OF
FIDELITY MUNICIPAL TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198
or
1-877-208-0098
(for Fidelity Advisor Short-Intermediate Municipal Income Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund (the funds), will be held at an office of Fidelity Municipal Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 18, 2006, at 10:45 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To change Fidelity Pennsylvania Municipal Income Fund from a diversified fund to a non-diversified fund.

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The Board of Trustees has fixed the close of business on November 21, 2005 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

November 21, 2005

* Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Short-Intermediate Municipal Income Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY MUNICIPAL TRUST:
FIDELITY MICHIGAN MUNICIPAL INCOME FUND
FIDELITY MINNESOTA MUNICIPAL INCOME FUND
FIDELITY MUNICIPAL INCOME FUND
FIDELITY OHIO MUNICIPAL INCOME FUND
FIDELITY PENNSYLVANIA MUNICIPAL INCOME FUND
FIDELITY SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

TO BE HELD ON JANUARY 18, 2006

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on January 18, 2006 at 10:45 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The following table summarizes the proposals applicable to each fund and class of shares of each fund:

Proposal #	Proposal Description	Applicable Funds/Classes	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All	<Click Here>
2.	To change Fidelity Pennsylvania Municipal Income Fund from a diversified fund to a non-diversified fund.	Fidelity Pennsylvania Municipal Income Fund	<Click Here>


The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about November 21, 2005. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated cost for D.F. King & Co., Inc. to call and solicit votes	Estimated cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Michigan Municipal Income Fund	$ 500	$ 500
Fidelity Minnesota Municipal Income Fund	$ 500	$ 500
Fidelity Municipal Income Fund	$ 500	$ 500
Fidelity Ohio Municipal Income Fund	$ 500	$ 500
Fidelity Pennsylvania Municipal Income Fund	$ 500	$ 500
Fidelity Short-Intermediate Municipal Income Fund	$ 8,000	$ 500
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	$ 500	$ 500
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	$ 500	$ 500
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	$ 500	$ 500
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	$ 500	$ 500
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	$ 500	$ 500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

For Fidelity Municipal Income Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund.

For all funds except Fidelity Municipal Income Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds or classes of a fund, provided the expenses do not exceed each fund's or class's existing voluntary expense caps of:

Fund Name	Expense Cap
Fidelity Michigan Municipal Income Fund	0.55%
Fidelity Minnesota Municipal Income Fund	0.55%
Fidelity Pennsylvania Municipal Income Fund	0.55%
Fidelity Ohio Municipal Income Fund	0.55%
Fidelity Short-Intermediate Municipal Income Fund	0.53%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	0.68%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	0.78%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	1.43%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	1.53%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	0.53%

Expenses exceeding each fund's or class's voluntary expense cap will be paid by FMR.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each fund or class of each fund of the trust issued and outstanding as of September 30, 2005 are indicated in the following table:

Number of Shares
Fidelity Michigan Municipal Income Fund	48,653,004
Fidelity Minnesota Municipal Income Fund	30,813,168
Fidelity Municipal Income Fund	363,608,855
Fidelity Ohio Municipal Income Fund	36,279,190
Fidelity Pennsylvania Municipal Income Fund	28,918,142
Fidelity Short-Intermediate Municipal Income Fund	176,729,298
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	1,138,175
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	1,733,809
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	342,113
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	1,025,681
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	187,756

To the knowledge of the trust, substantial (5% or more) record ownership of each fund or class of each fund on September 30, 2005 was as follows:

Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	American Express Financial Corporation	Minneapolis, MN	31.09%
	Raymond James & Associates, Inc.	Saint Petersburg, FL	5.61%
	BankAmerica Corp.	Charlotte, NC	5.58%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	BankAmerica Corp.	Charlotte, NC	27.93%
	American Express Financial Corporation	Minneapolis, MN	11.38%
	American International Group, Inc. (AIG)	Atlanta, GA	10.02%
	Mutual Service Corporation	West Palm Beach, FL	6.67%
	Fidelity Investment Advisor Group (FIAG)	Boston, MA	5.54%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	BankAmerica Corp.	Charlotte, NC	10.53%
	American Express Financial Corporation	Minneapolis, MN	8.48%
	Wells Fargo Bank	San Francisco, CA	7.93%
	BankAmerica Corp.	San Francisco, CA	7.46%
	Commonwealth Financial Network	Waltham, MA	6.91%
	Suntrust Bank	Fort Myers, FL	5.26%
	North Ridge Securities Corporation	Melville, NY	5.07%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	Merrill Lynch	Jacksonville, FL	25.41%
	Citigroup, Inc.	New York, NY	12.33%
	HSBC USA, Inc.	Buffalo, NY	6.25%
	Invest Financial Corporation	Bridgewater, NJ	5.10%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	Wells Fargo Bank	San Francisco, CA	16.09%
	First Command Bank	Fort Worth, TX	12.35%
	American Portfolios Financial Services, Inc.	Holbrook, NY	10.36%
	Merrill Lynch	Jacksonville, FL	10.20%
	Metropolitan Life Insurance Company	New York, NY	9.02%
	Stillpoint Wealth Management LLC	Atlanta, GA	7.25%
	Fidelity Distributors Corp.	Boston, MA	5.42%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on November 21, 2005 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 (for all funds except Fidelity Advisor Short-Intermediate Municipal Income Fund) or 1-877-208-0098 (for Fidelity Advisor Short-Intermediate Municipal Income Fund). If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 (for all funds except Fidelity Advisor Short-Intermediate Municipal Income Fund) or call Fidelity at 1-877-208-0098 (for Fidelity Advisor Short-Intermediate Municipal Income Fund).

For a free copy of each fund's annual report for the fiscal year ended December 31, 2004 and the semiannual report for the fiscal period ended June 30, 2005, call 1-800-544-3198 or log-on to www.fidelity.com (for all funds except Fidelity Advisor Short-Intermediate Municipal Income Fund); call 1-877-208-0098 (for Fidelity Advisor Short-Intermediate Municipal Income Fund); or write to Fidelity Distributors Corporation (FDC) at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for Albert R. Gamper, Jr., all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Dennis J. Dirks, Stephen P. Jonas, Cornelia M. Small, and Kenneth L. Wolfe were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board on January 1, 2005, May 19, 2005, January 1, 2005, and January 1, 2005, respectively. Mr. Gamper is currently a Member of the Advisory Board of the trust. Mr. Gamper was selected by the trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board on June 1, 2005.

Except for William O. McCoy, Mr. Gamper, Mr. Jonas, and Mr. Wolfe, each of the nominees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate. Mr. Gamper does not currently serve as a Trustee of any fund advised by FMR or an affiliate; Mr. Gamper is currently a Member of the Advisory Board of 322 funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (75)***

Year of Election or Appointment: 1984

Trustee of Fidelity Municipal Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)***

Year of Election or Appointment: 2001

Trustee of Fidelity Municipal Trust. Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Trustee of Fidelity Municipal Trust. Mr. Jonas is Senior Vice President of Fidelity Michigan Municipal Income Fund (2005-present), Fidelity Minnesota Municipal Income Fund (2005-present), Fidelity Municipal Income Fund (2005-present), Fidelity Ohio Municipal Income Fund (2005-present), Fidelity Pennsylvania Municipal Income Fund (2005-present), and Fidelity Short-Intermediate Municipal Income Fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Trustee of Fidelity Municipal Trust. Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Trustee of Fidelity Municipal Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment to the Advisory Board: 2005

Member of the Advisory Board of Fidelity Municipal Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Trustee of Fidelity Municipal Trust. Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Trustee of Fidelity Municipal Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Trustee of Fidelity Municipal Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Trustee of Fidelity Municipal Trust. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Trustee of Fidelity Municipal Trust. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Trustee of Fidelity Municipal Trust. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Trustee of Fidelity Municipal Trust. Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Trustee of of Fidelity Municipal Trust. Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of September 30, 2005 the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

In a transaction during the period January 1, 2004 through September 30, 2005, Abigail P. Johnson sold $1,040,805 of FMR Corp. securities for cash consideration to generation-skipping trusts for the benefit of Johnson family members.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of four Interested and 10 Independent Trustees, met 13 times during the fiscal year ended December 31, 2004. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of September 30, 2005.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Stephen P. Jonas	Robert L. Reynolds
Fidelity Michigan Municipal Income Fund	None	None	None	None
Fidelity Minnesota Municipal Income Fund	None	None	None	None
Fidelity Municipal Income Fund	None	None	None	None
Fidelity Ohio Municipal Income Fund	None	None	None	None
Fidelity Pennsylvania Municipal Income Fund	None	None	None	None
Fidelity Short-Intermediate Municipal Income Fund	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	Marie L. Knowles
Fidelity Michigan Municipal Income Fund	None	None	None	None	None
Fidelity Minnesota Municipal Income Fund	None	None	None	None	None
Fidelity Municipal Income Fund	None	None	None	None	None
Fidelity Ohio Municipal Income Fund	None	None	None	None	None
Fidelity Pennsylvania Municipal Income Fund	None	None	None	None	None
Fidelity Short-Intermediate Municipal Income Fund	None	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Michigan Municipal Income Fund	None	None	None	None	None
Fidelity Minnesota Municipal Income Fund	None	None	None	None	None
Fidelity Municipal Income Fund	$10,001 - $50,000	over $100,000	None	None	None
Fidelity Ohio Municipal Income Fund	None	None	None	None	None
Fidelity Pennsylvania Municipal Income Fund	None	None	None	None	None
Fidelity Short-Intermediate Municipal Income Fund	None	None	None	None	None
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2004.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Phyllis Burke Davis[3]	Dennis J. Dirks[4]	Albert R. Gamper, Jr.[5]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]
Fidelity Michigan Municipal Income	$ 211	$ 224	$ 3	$ 109	$ 0	$ 219	$ 214	$ 225
Fidelity Minnesota Municipal Income	$ 131	$ 139	$ 2	$ 68	$ 0	$ 136	$ 133	$ 140
Fidelity Municipal Income	$ 1,779	$ 1,887	$ 25	$ 906	$ 0	$ 1,851	$ 1,806	$ 1,901
Fidelity Ohio Municipal Income	$ 160	$ 169	$ 2	$ 82	$ 0	$ 166	$ 162	$ 171
Fidelity Pennsylvania Municipal Income	$ 109	$ 116	$ 2	$ 56	$ 0	$ 113	$ 111	$ 116
Fidelity Short-Intermediate Municipal Income	$ 698	$ 740	$ 10	$ 358	$ 0	$ 726	$ 709	$ 745
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 347,750	$ 369,250	$ 4,500	$ 183,000	$ 0	$362,250	$ 353,250	$ 369,750
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann[6]	William O. McCoy	Cornelia M. Small[7]	William S. Stavropoulos	Kenneth L. Wolfe[8]
Fidelity Michigan Municipal Income	$ 228	$ 196	$ 294	$ 209	$ 203	$ 192	$ 57
Fidelity Minnesota Municipal Income	$ 142	$ 122	$ 183	$ 130	$ 126	$ 119	$ 36
Fidelity Municipal Income	$ 1,928	$ 1,656	$ 2,477	$ 1,767	$ 1,715	$ 1,618	$ 477
Fidelity Ohio Municipal Income	$ 173	$ 149	$ 222	$ 159	$ 154	$ 145	$ 43
Fidelity Pennsylvania Municipal Income	$ 118	$ 101	$ 152	$ 108	$ 105	$ 99	$ 30
Fidelity Short-Intermediate Municipal Income	$ 756	$ 649	$ 972	$ 693	$ 673	$ 635	$ 191
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 377,250	$ 323,750	$ 484,250	$ 385,750B	$ 335,750	$ 316,750	$ 97,250

1 Edward C. Johnson 3d, Abigail P. Johnson, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 Ms. Davis served on the Board of Trustees through December 31, 2003. Ms. Davis received compensation in January 2004 for her service at meetings attended in December 2003.

4 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

5 Effective June 1, 2005, Mr. Gamper serves as a Member of the Advisory Board.

6 Mr. Mann is scheduled to retire from the Board of Trustees on or about December 31, 2005.

7 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

8 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2004 for 303 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2004, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $132,875; Ralph F. Cox, $132,875; Robert M. Gates, $132,875; George H. Heilmeier, $132,875; Donald J. Kirk, $132,875; Marie L. Knowles, $144,125; Ned C. Lautenbach, $132,875; Marvin L. Mann, $177,875; William O. McCoy, $132,875; and William S. Stavropoulos, $132,875. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $42,086.25; Ralph F. Cox, $42,086.25; Ned C. Lautenbach, $51,358.45; and William O. McCoy, $91,858.45.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2004, Mr. McCoy voluntarily elected to defer $40,500.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Independent Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Trustee or to pay any particular level of compensation to the Independent Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO CHANGE FIDELITY PENNSYLVANIA MUNICIPAL INCOME FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.

The Board of Trustees, including all of the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, operating the fund as a "non-diversified" fund. This change would mean that the fund would be able to focus its investments more heavily in securities of fewer issuers, assuming shareholders approve this proposal.

Generally, diversification reduces risk and non-diversification increases risk. For an extended period of time, the fund has operated as a diversified fund. You are being asked to change the fund from diversified, to non-diversified, or to make it potentially a riskier fund. In this case, however, the axiom that "diversified funds are safer" is not always the case. Because Fidelity Pennsylvania Municipal Income Fund invests in Pennsylvania issuers - the state, counties, and cities of Pennsylvania - the fund is affected significantly by the financial condition of those issuers. Sometimes, focusing the fund's holdings in a few financially healthy issuers can reduce risk - especially during periods when the financial health across the state is generally in decline. Of course, diagnosing the financial health of an issuer is not an exact science, and if the fund increases its holdings of securities of an issuer that proves to be frail, the fund may have a greater loss because FMR did not diversify the fund's investments.

The point of this proposal is to empower the fund's investment manager - FMR - to decide to allocate risk in relation to expected return with the freedom to invest larger portions of the fund's portfolio in a single issuer - potentially up to 25% in one issuer, and potentially as much as 25% in a second issuer.

This flexibility will allow the fund to match or overweight positions relative to its benchmark index. The fund's current benchmark index is the Lehman Brothers® Pennsylvania Enhanced Municipal Bond Index, a rules based, market-value-weighted index comprised of 1,743 municipal bonds. State specific municipal bond indexes tend to be concentrated in a few large issuers such as the state itself. FMR believes that this increased investment flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile (riskier) than the performance of diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved.

The fund currently is "diversified," as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The principal difference between a diversified fund and a non-diversified fund is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

If shareholders approve this proposal, FMR may operate the fund as non-diversified or it may not. FMR will reserve the freedom of action to operate the fund as non-diversified only if and when it would be in shareholders' best interests to do so, provided that if FMR does not operate the fund as non-diversified within three years of shareholder approval, 1940 Act rules will require FMR to again seek shareholder approval to reserve the freedom of action to operate the fund as non-diversified.

Under Subchapter M (the tax code), the fund is now (and will remain) restricted to holding 25% of its assets in any one issuer and to holding no more than two 25% positions. The tax code requirements are generally applied at the end of each quarter of the fund's taxable year.

The proposal would - as a legal matter - also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. Since municipal bonds are not typically voting securities, FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to voting securities.

Conclusion. The Board of Trustees, including all of the Independent Trustees, believe that changing the fund to non-diversified will benefit the fund by providing more investment flexibility and recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective immediately. If the proposal is not approved, the fund will continue to operate as a diversified fund.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and Albert R. Gamper, Jr. are Members of the Advisory Board of Fidelity Municipal Trust. The executive officers of the funds include: Mr. Jonas, Walter C. Donovan, David L. Murphy, Thomas J. Silvia, Douglas T. McGinley, Mark Sommer, Christine J. Thompson, Eric D. Roiter, Stuart Fross, Christine Reynolds, Timothy F. Hayes, Kenneth A. Rathgeber, John R. Hebble, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Mr. Jonas and Mr. Gamper can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment-Grade Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Douglas T. McGinley (40)

Year of election or Appointment: 2004

Vice President of Fidelity Michigan Municipal Income Fund and Fidelity Ohio Municipal Income Fund. Mr. McGinley also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McGinley worked as an analyst and manager.

Mark Sommer (45)

Year of election or Appointment: 2004

Vice President of Fidelity Pennsylvania Municipal Income Fund and Fidelity Short-Intermediate Municipal Income Fund. Mr. Sommer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sommer worked as an analyst and manager.

Christine J. Thompson (47)

Year of election or Appointment: 1998

Vice President of Fidelity Minnesota Municipal Income Fund and Fidelity Municipal Income Fund. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Mann currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2004, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Mr. Lautenbach (Chair), Ms. Small, and Mr. Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Ms. Knowles (Chair), Mr. Dirks, and Dr. Gates), and the Select and Asset Allocation Committee (composed of Mr. McCoy (Chair), Dr. Heilmeier, and Mr. Wolfe). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended December 31, 2004, the Equity Committee held 12 meetings, the Fixed-Income, International, and Special Committee held 11 meetings, and the Select and Asset Allocation Committee held 11 meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Mr. Lautenbach (Chair), Ms. Knowles, and Mr. McCoy) and the Fixed-Income Contract Committee (composed of Ms. Knowles (Chair), Mr. Dirks, and Dr. Gates). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2004, the Equity Contract Committee held four meetings and the Fixed-Income Contract Committee held two meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. Prior to July 2005, the Shareholder, Distribution and Brokerage Committee was known as the Shareholder Services, Brokerage, and Distribution Committee. During the fiscal year ended December 31, 2004, the Shareholder, Distribution and Brokerage Committee held 12 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Drs. Gates and Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2004 the committee held 37 meetings.

The Governance and Nominating Committee is composed of Mr. Mann (Chair), Dr. Gates, and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and was attached as Exhibit I to the trust's April 14, 2004 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2004 the committee held 14 meetings.

The Board of Trustees established the Compliance Committee (composed of Dr. Gates (Chair), Ms. Knowles, and Messrs. Lautenbach and Mann) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2004, the committee held no meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, Fidelity Pennsylvania Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with ISB No.1, regarding its independence from the funds and their related entities.

Audit Fees. For each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by PwC for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Michigan Municipal Income Fund	$ 38,000	$ 47,000
Fidelity Minnesota Municipal Income Fund	$ 37,000	$ 46,000
Fidelity Municipal Income Fund	$ 60,000	$ 66,000
Fidelity Ohio Municipal Income Fund	$ 38,000	$ 46,000
Fidelity Pennsylvania Municipal Income Fund	$ 37,000	$ 46,000
Fidelity Short-Intermediate Municipal Income Fund	$ 41,000	$ 50,000
All funds in the Fidelity Group of Funds audited by PwC	$ 10,800,000	$ 10,600,000

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003A,B
Fidelity Michigan Municipal Income Fund	$ 0	$ 0
Fidelity Minnesota Municipal Income Fund	$ 0	$ 0
Fidelity Municipal Income Fund	$ 0	$ 0
Fidelity Ohio Municipal Income Fund	$ 0	$ 0
Fidelity Pennsylvania Municipal Income Fund	$ 0	$ 0
Fidelity Short-Intermediate Municipal Income Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A	2003A,B
PwC	$ 0	$ 50,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A,B
Fidelity Michigan Municipal Income Fund	$ 2,400	$ 2,200
Fidelity Minnesota Municipal Income Fund	$ 2,400	$ 2,200
Fidelity Municipal Income Fund	$ 2,400	$ 2,200
Fidelity Ohio Municipal Income Fund	$ 2,400	$ 2,200
Fidelity Pennsylvania Municipal Income Fund	$ 2,400	$ 2,200
Fidelity Short-Intermediate Municipal Income Fund	$ 2,400	$ 2,200

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A,B
Fidelity Michigan Municipal Income Fund	$ 1,700	$ 1,700
Fidelity Minnesota Municipal Income Fund	$ 1,500	$ 1,500
Fidelity Municipal Income Fund	$ 5,300	$ 5,500
Fidelity Ohio Municipal Income Fund	$ 1,600	$ 1,500
Fidelity Pennsylvania Municipal Income Fund	$ 1,500	$ 1,400
Fidelity Short-Intermediate Municipal Income Fund	$ 2,800	$ 2,700

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$ 490,000	$ 190,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by PwC of $2,700,000A and $1,900,000A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2004A	2004A	2003A,B	2003A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 550,000	$ 2,150,000	$ 250,000	$ 1,650,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109 (for all funds except Fidelity Advisor Short-Intermediate Municipal Income Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197 (for Fidelity Advisor Short-Intermediate Municipal Income Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity and Spartan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

MUNI-PXS-1105	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP #316412204/FUND #081
1.764097.101		CUSIP #316412303/FUND #082
CUSIP #316089507/FUND #037
CUSIP #316412105/FUND #088
CUSIP #316344209/FUND #402
CUSIP #316203207/FUND #404
CUSIP #316203801/FUND #1272
CUSIP #316203868/FUND #1275
CUSIP #316203884/FUND #1273
CUSIP #316203876/FUND #1274
CUSIP #316203850/FUND #1276

Form of Proxy Card: Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund, and Fidelity Short-Intermediate Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON: 	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Margaret A. Carey, and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 18, 2006 at 10:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Municipal Trust-1/2006 - LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Stephen P. Jonas (08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy	(11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line below) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	MUNI-PXC-1105	081, 037, 088, 404, 1272, 1275, 1273, 1274, 1276, 082	(down arrow)

Form of Proxy Card: Fidelity Pennsylvania Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON: 	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Margaret A. Carey, and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 18, 2006 at 10:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Municipal Trust-1/2006 - LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Abigail P. Johnson	(06) Edward C. Johnson 3d (07) Stephen P. Jonas (08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy	(11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line below) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
2.	To change the fund from a diversified fund to a non-diversified fund.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	MUNI-PXC2-1105	402	(down arrow)

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® Michigan Municipal Income Fund

Fidelity Minnesota Municipal Income Fund

Fidelity Municipal Income Fund

Fidelity Ohio Municipal Income Fund

Fidelity Pennsylvania Municipal Income Fund

Fidelity Short-Intermediate Municipal Income Fund

Funds of Municipal Trust

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on January 18, 2006. The purpose of the meeting is to vote on several important proposals that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To elect a Board of Trustees.

2. To change Fidelity Pennsylvania Municipal Income Fund from a diversified fund to a non-diversified fund.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by Independent Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

2. To change Fidelity Pennsylvania Municipal Income Fund from a diversified fund to a non-diversified fund.

Why are you amending the fundamental diversification limitation for the fund?

You are being asked to change the fund from diversified to non-diversified which will allow it to invest over 5% of assets in a greater number of issuers.

The fund is currently "diversified" as defined in the Investment Company Act of 1940 Act (the 1940 Act) and therefore must invest at least 75% of its assets so that no more than 5% of its total assets are invested in the securities of any issuer nor hold more than 10% of any issuer's voting securities. These policies do not apply to U.S. Government securities or securities of other investment companies. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer.

This proposal empowers the fund's investment manager - FMR - to decide to allocate risk in relation to expected return by investing larger portions of the fund's portfolio in a single issuer - potentially up to 25% in one issuer, and potentially as much as 25% in a second issuer. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer only when it believes the risks are justified.

Because the above investment policy is fundamental, it cannot be changed or eliminated without shareholder approval. The Trustees, including all of the Independent Trustees, recommend that shareholders vote to eliminate the above limitation.

Will this increase the fund's risk?

The change from diversified to non-does create the potential for increased risk. In this case, however, the axiom that "diversified funds are safer" is not necessarily the case. Since Fidelity Pennsylvania Municipal Income Fund invests in Pennsylvania issuers - the state, counties, and cities of Pennsylvania - the fund is affected significantly by the financial condition of those issuers. Sometimes, focusing the fund's holdings in a few financially healthy issuers can reduce risk - especially during periods when the financial health across the state is generally in decline. Of course, diagnosing the financial health of an issuer is not an exact science, and if the fund increases its holdings of securities of an issuer that proves to be frail, the fund may have a greater loss because FMR did not diversify the fund's investments

Will FMR immediately begin operating the fund as non-diversified?

FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed. FMR will reserve the freedom to operate the fund as non-diversified when it is in shareholders' best interests. In the case that FMR does not operate the fund as non-diversified within three years of shareholder approval, 1940 Act rules will require FMR to again seek shareholder approval to reserve the freedom of action to operate the fund as non-diversified.

How will this change benefit me as a shareholder?

A non-diversified portfolio does have the potential for an increase of volatility since the fund's performance may be closely tied to the market value of a single issuer. FMR believes that the appropriate level of risk can be maintained with the added flexibility and the performance of the portfolio may be enhanced with this flexibility.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is November 21, 2005.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Short-Intermediate Municipal Income Fund*

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity fund mentioned above will be held on January 18, 2006. The purpose of the meeting is to vote on an important proposal that affects the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

This proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for this proposal.

The following Q&A is provided to assist you in understanding this proposal. This proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

* Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A, Class T, Class B, Class C and Institutional Class are classes of Fidelity® Short-Intermediate Municipal Income Fund.

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposal:

1. To elect a Board of Trustees.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by Independent Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved this proposal and recommends that you vote to approve it.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is November 21, 2005.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Sign up for electronic delivery and reduce the amount of paper being sent to you!

We are pleased to offer you the convenience of viewing proxy statements online. With your consent, we will stop sending paper copies of these proxy materials until you notify us otherwise.

To participate, follow these easy steps:

  Log-on to the Internet at www.proxyweb.com/proxy
  Enter the Control Number from your proxy card
  Vote your shares
  Click "Register for Electronic Delivery"
  Follow enrollment instructions.

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

FUND NAME: _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[FUND NAME: _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To view, cancel or change your enrollment information, please go to: http://www.investordelivery.com/proxy, enter your enrollment number, click "Submit," and then select a maintenance option on the next screen.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number.

If you do not remember your Enrollment Number, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

081	FIDELITY MICHIGAN MUNICIPAL INCOME FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card."
Speech 2

"To vote as the (FIDELITY MICHIGAN MUNICIPAL INCOME FUND)

Board of Trustees recommends on the proposal, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A	"You voted as the Board of Trustees recommended for the proposal affecting your fund. If correct, press 1. If incorrect, press 0." IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 2
Speech 3	"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0." IF caller presses 0 go to Speech 3a ELSEIF GOTO Closing B
Speech 3a	"Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for."
Speech 3b	"Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees." IF caller presses 1 GOTO Speech 3a ELSEIF the caller presses 0 GOTO Closing B
Closing B

"You voted as follows;"

"Proposal 1: For ALL" or "WITHHOLD All" or "FOR All Except...."

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 2

Speech 4

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 5

Speech 5	"Thank you for voting"

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

082	FIDELITY MINNESOTA MUNICIPAL INCOME FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card."
Speech 2

"To vote as the (FIDELITY MINNESOTA MUNICIPAL INCOME FUND)

Board of Trustees recommends on the proposal, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A	"You voted as the Board of Trustees recommended for the proposal affecting your fund. If correct, press 1. If incorrect, press 0." IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 2
Speech 3	"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0." IF caller presses 0 go to Speech 3a ELSEIF GOTO Closing B
Speech 3a	"Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for."
Speech 3b	"Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees." IF caller presses 1 GOTO Speech 3a ELSEIF the caller presses 0 GOTO Closing B
Closing B

"You voted as follows;"

"Proposal 1: For ALL" or "WITHHOLD All" or "FOR All Except...."

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 2

Speech 4

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 5

Speech 5	"Thank you for voting"

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

037	FIDELITY MUNICIPAL INCOME FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card."
Speech 2

"To vote as the (FIDELITY MUNICIPAL INCOME FUND)

Board of Trustees recommends on the proposal, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A	"You voted as the Board of Trustees recommended for the proposal affecting your fund. If correct, press 1. If incorrect, press 0." IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 2
Speech 3	"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0." IF caller presses 0 go to Speech 3a ELSEIF GOTO Closing B
Speech 3a	"Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for."
Speech 3b	"Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees." IF caller presses 1 GOTO Speech 3a ELSEIF the caller presses 0 GOTO Closing B
Closing B

"You voted as follows;"

"Proposal 1: For ALL" or "WITHHOLD All" or "FOR All Except...."

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 2

Speech 4

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 5

Speech 5	"Thank you for voting"

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

088	FIDELITY OHIO MUNICIPAL INCOME FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card."
Speech 2

"To vote as the (FIDELITY OHIO MUNICIPAL INCOME FUND)

Board of Trustees recommends on the proposal, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A

"You voted as the Board of Trustees recommended for every proposal affecting your fund. If this is correct, press 1. If incorrect, press 0."

IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 2

Speech 3	"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0." IF caller presses 0 go to Speech 3a ELSEIF GOTO Closing B
Speech 3a	"Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for."
Speech 3b	"Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees." IF caller presses 1 GOTO Speech 3a ELSEIF the caller presses 0 GOTO Closing B
Closing B

"You voted as follows;"

"Proposal 1: For ALL" or "WITHHOLD All" or "FOR All Except...."

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 2

Speech 4

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 5

Speech 5	"Thank you for voting"

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

402	FIDELITY PENNSYLVANIA MUNICIPAL INCOME FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card."
Speech 2

"To vote as the (FIDELITY PENNSYLVANIA MUNICIPAL INCOME FUND)

Board of Trustees recommends on all proposals, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A

"You voted as the Board of Trustees recommended for every proposal affecting your fund. If correct, press 1. If incorrect, press 0."

IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 2

Speech 3	"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0." IF caller presses 0 go to Speech 3a ELSEIF GOTO Closing B
Speech 3a	"Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for."
Speech 3b	"Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees." IF caller presses 1 GOTO Speech 3a ELSEIF the caller presses 0 GOTO Closing B
Speech 4	"Proposal 2: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0"
Closing B

"You voted as follows;"

"Proposal 1: For ALL" or "WITHHOLD All" or "FOR All Except...."

"Proposal 2: For" or AGAINST" or ABSTAIN"

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 2

Speech 5

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 5

Speech 6	"Thank you for voting"

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

404	FIDELITY SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card."
Speech 2

"To vote as the (FIDELITY SHORT-INTERMEDIATE MUNICIPAL INCOME FUND)

Board of Trustees recommends on the proposal, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A	"You voted as the Board of Trustees recommended for the proposal affecting your fund. If correct, press 1. If incorrect, press 0." IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 2
Speech 3	"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0." IF caller presses 0 go to Speech 3a ELSEIF GOTO Closing B
Speech 3a	"Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for."
Speech 3b	"Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees." IF caller presses 1 GOTO Speech 3a ELSEIF the caller presses 0 GOTO Closing B
Closing B

"You voted as follows;"

"Proposal 1: For ALL" or "WITHHOLD All" or "FOR All Except...."

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 2

Speech 4

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 5

Speech 5	"Thank you for voting"

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

772	FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
Speech 1	"Welcome. - (Spoken only when call initially answered) "Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card."
Speech 2

"To vote as the (FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND)

Board of Trustees recommends on the proposal, Press 1 now."

"To vote on the proposal separately, press 0 now."

IF user presses 1 GOTO to Closing A, ELSEIF caller presses 0 GOTO Speech 3

Closing A	"You voted as the Board of Trustees recommended for the proposal affecting your fund. If correct, press 1. If incorrect, press 0." IF user presses 1 GOTO Speech 4 ELSEIF caller presses 0 GOTO Speech 2
Speech 3	"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0." IF caller presses 0 go to Speech 3a ELSEIF GOTO Closing B
Speech 3a	"Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for."
Speech 3b	"Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees." IF caller presses 1 GOTO Speech 3a ELSEIF the caller presses 0 GOTO Closing B
Closing B

"You voted as follows;"

"Proposal 1: For ALL" or "WITHHOLD All" or "FOR All Except...."

"If this is correct, Press 1 now: If incorrect, Press 0"

IF caller presses 1 go to Speech 4 ELSEIF the caller presses 0 GOTO Speech 2

Speech 4

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF caller pressed 1 GOTO Speech 1 ELSEIF the caller presses 0 GOTO Speech 5

Speech 5	"Thank you for voting"

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click here.

Input E

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com/proxy is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to Proxyweb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD AUTHORITY] [FOR ALL NOMINEES (EXCEPT AS INDICATED:]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [SUBMIT] your proxy vote and to appoint [Proxy Agents 1, 2, and 3 ] or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to Proxyweb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS :

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

Proxyweb Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
[trust name: fund name], as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Proxyweb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.